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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                   FORM 8-K/A
                                 CURRENT REPORT

                                (Amendment No. 1)

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): October 28, 2003



                          First Security Bancorp, Inc.
                 ---------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Kentucky                     000-49781                61-1364206
---------------------------        -----------------       -------------------
(State or Other Jurisdiction       (Commission               (IRS Employer
     of Incorporation)              File Number)           Identification No.)



       318 East Main Street, Lexington, Kentucky                   40507
------------------------------------------------------------------------------
       (Address of Principal Executive Offices)                 (Zip Code)



       Registrant's telephone number, including area code: (859) 367-3700


                                 Not Applicable
         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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EXPLANATORY  NOTE: This amendment amends the Current Report on Form 8-K filed by
First Security Bancorp, Inc. on October 28, 2003, to amend (and delete in its entirety) Item 5 and to add Items 7 and 12 to that report, and to designate the exhibit to that report as Exhibit 99.1. The purpose of the amendment is to furnish pursuant to Item 12, its earnings release dated October 28, 2003, for the quarter ended September 30, 2003, which was filed as an exhibit under Item 5 of that Form 8-K.


Item 7.  Financial Statements and Exhibits

         Exhibits (furnished pursuant to Item 12):

         The exhibit listed on the Exhibit Index of this Form 8-K is furnished as a part of this Report.

Item 12. Results of Operations and Financial Condition.

         First Security Bancorp, Inc. announced its financial results for the quarter ended September 30, 2003 by press release, dated October 28, 2003. A copy of the press release is attached as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   FIRST SECURITY BANCORP, INC.



Date:  November 11, 2003       By /s/ John G. Sullivan
                                  ---------------------------------------
                                  John G. Sullivan
                                  Interim President and Chief Executive Officer


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                                  EXHIBIT INDEX


99.1    Registrant's October 28, 2003 Press Release to the Herald-Leader *

*  previously filed as Exhibit to Form 8-K.